UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 10, 2021

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

240 Route 10 West
Whippany, New Jersey 07981
(973) 887-5300
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	SPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On May 10, 2021, Suburban Propane Partners, L.P. (“Suburban”) issued a press release announcing that it, together with Suburban Energy Finance Corp., a wholly-owned subsidiary, had commenced a cash tender offer and consent solicitation for any and all of (i) the $525,000,000 aggregate principal amount of their 5.50% Senior Notes due 2024 (the “2024 Senior Notes”) and (ii) the $250,000,000 aggregate principal amount of their 5.750% Senior Notes due 2025 (the “2025 Senior Notes,” and together with the 2024 Senior Notes, the “Notes”).

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 10, 2021, Suburban issued a press release announcing the commencement of its offering of $650,000,000 aggregate principal amount of senior notes due 2031 (the “2031 Notes”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

As permitted by Rule 135c under the Securities Act, the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The 2031 Notes will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press release of Suburban Propane Partners, L.P. dated May 10, 2021, announcing the commencement of a cash tender offer for any and all of the (i) the $525,000,000 aggregate principal amount of 5.50% Senior Notes due 2024, and (ii) the $250,000,000 aggregate principal amount of 5.750% Senior Notes due 2025 of Suburban Propane Partners, L.P. and Suburban Energy Finance Corp.

99.2	Press release of Suburban Propane Partners, L.P. dated May 10, 2021, announcing the commencement of its private offering of senior notes due 2031.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.

Date: May 10, 2021	By:	/s/ MICHAEL A. KUGLIN
	Name:	Michael A. Kuglin
	Title:	Chief Financial Officer and Chief Accounting Officer